FIRST AMENDMENT
TO
FOURTH AMENDED AND COMPLETELY RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO FOURTH AMENDED AND COMPLETELY RESTATED LOAN AGREEMENT is dated to be effective as of the 26th day of June, 2009 and executed by and among Synovus Bank, a Florida banking corporation (“Lender”), MMA Capital Corporation, a Michigan corporation (“MCC”), MMA Mortgage Investment Corporation, a Florida corporation (“MMIC”), MMA Construction Finance, LLC, a Maryland limited liability company (“MMCF”), Municipal Mortgage & Equity LLC, a Delaware limited liability company (“MMA”), MMA Financial Holdings, Inc., a Florida corporation (“MFH”) and MMA Financial, Inc., a Maryland corporation (“MMA Financial”). For convenience MCC, MMIC and MMCF shall be herein collectively called, the “Borrowing Group” and MMA, MFH and MMA Financial shall be herein collectively called, the “Guarantor(s)”.

R E C I T A L S

1.	There is that certain Fourth Amended and Completely Restated Loan Agreement (“Loan Agreement”) dated as of February 23, 2007 made by and among Lender, the Borrowing Group and Guarantors. For convenience all capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Agreement. Further, all references to “Sections” shall refer to Sections of the Agreement.

2.	The parties wish to modify and amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth as well as for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties do hereby agree to supplement and amend the Loan Agreement in the following respects and particulars:

1.	No Further Borrowings/L.O.C.’s. Sections 3.01, 3.02 and 3.04 are hereby deleted in their entirety. Lender shall no longer be obligated to advance further sums under the Loan Agreement. Further, Lender shall no longer be obligated to issue Letters of Credit; provided that Lender shall renew/replace the Letters of Credit listed in Exhibit A which is attached hereto and by reference made a part hereof. No such renewed/replaced Letter of Credit shall have an expiration date later than November 30, 2010.

2.	Renewal Promissory Note. Attached hereto as Exhibit B and by reference made a part hereof is a Renewal Promissory Note (“Renewal Note”) in the original principal amount of $41,772,096.61. The Borrowing Group will make, execute and deliver the Renewal Note. To the extent that the terms of the Renewal Note differ from the terms of the Loan Agreement (by way of illustration and not by way of limitation, with respect to the interest rate and minimum interest rate) the terms of the Renewal Note shall prevail.

3.	Financial Statements. Section 6.06 (a) is hereby deleted and the following 6.06 (a) is hereby substituted in lieu thereof:

6.06 (a) As soon as practical, and in any event within sixty (60) days after the end of each fiscal quarter (other than the last quarter of the year), each member of the Borrowing Group (other than MCC) and each Guarantor shall furnish to Lender their quarterly unaudited financial statements, including balance sheets and income statements, for the fiscal quarter just ended, certified by an Authorized Officer. As soon as practical, and in any event within one hundred and twenty (120) days after the end of each fiscal year, each member of the Borrowing Group, MMA Financial and MFH shall furnish to Lender their respective management-prepared unaudited annual financial statements, prepared in accordance with GAAP and practices applied on a basis consistently maintained throughout the period involved, for the twelve (12) month period just ended. Borrowing Group represents that each member of the Borrowing Group’s fiscal year is the same as the calendar year.

4.	Financial Covenants. Sections 6.23 through and including Section 6.27, and Section 9.01(b) are hereby deleted in their entirety.

5.	Ratification. Except as is herein specifically set forth to the contrary, the Loan Agreement and the Loan Documents are hereby ratified and reaffirmed in all of their respects and particulars.

6.	Authorization. Each member of the Borrowing Group and each Guarantor hereby warrants and represents that i) all representations and warranties set forth in the Loan Agreement are true, accurate and complete as of the date hereof, ii) the existing outstanding principal amount of the Loan as of the date hereof is $41,772,096.61 and iii) Lender is not in default with respect to any of the terms of any of the Loan Documents.

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IN WITNESS WHEREOF, the undersigned executed this First Amendment to the Fourth Amended and Completely Restate Loan Agreement to be effective as of the day and year first above set forth.

MMA CAPITAL CORPORATION

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

MMA MORTGAGE INVESTMENT CORPORATION

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

MMA CONSTRUCTION FINANCE, LLC

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

MUNICIPAL MORTGAGE & EQUITY LLC

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

MMA FINANCIAL HOLDINGS, Inc.

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

MMA FINANCIAL, INC.

/s/ Gary A. Mentesana
By: Gary A. Mentesana, EVP

SYNOVUS BANK

/s/ Cathy Swanson
By: Cathy Swanson, EVP